Borrowings	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Notes and other explanatory information [abstract]
Borrowings

5.	Borrowings

	As at 30 June 2023 unaudited £’000	As at 31 December 2022 £’000
Current
Lease liabilities	164	161
Total	164	161
Non-current
Lease liabilities	380	463
Total	380	463

Book values approximate to fair value at 30 June 2023 and 31 December 2022.

Obligations under finance leases are secured by a fixed charge over the fixed assets to which they relate. During the period the finance lease was satisfied.

17	Borrowings

	2020 £’000	2021 £’000	2020 £’000
Current
Lease liabilities	161	146	93
Government and research loans	–	–	107
Total	161	146	200
Non-current
Lease liabilities	463	620	60
Total	463	620	60

During 2021 a euro denominated government and research loan of £103k (2020: £6.2m) was repaid. This amount includes £ nil (2020: £1.2m) of government grants, which is included in the amounts disclosed in note 16. This amount translated at year end rate was £107k (2020: £4.8m).

Book values approximate to fair value at 31 December 2022, 2021 and 2020.

Obligations under finance leases are secured by a fixed charge over the fixed assets to which they relate.

Government loans in Spain

MPE previously had four Spanish government loans, three were repaid in 2020 with the final loan repaid in February 2021 prior to the liquidation of MPE.

Three of the loans were provided for the finance of research, technical innovation and the construction of their laboratory. The loans were term loans which carried an interest rate below the market rate and were repayable over periods through to 2024. As a result of the Group’s decision on 31 March 2020 to terminate further in-house development of MTD201 and the subsequent closure of its dedicated manufacturing facilities in Bilbao two of these loans were repaid in 2020, with the final loan being repaid in 2021.

The fourth loan received by MPE in September 2019 for €6.6m was awarded under the Spanish Government Reindustrialization programme. The Spanish Government required the company to provide a €2.9 million cash-backed guarantee as security for the loan. The funds were to be used to support Biodexa’s manufacturing scale-up facilities construction. This loan was terminated and repaid early in 2020 as a result of the Group’s decision on 31 March 2020. As a result of the early termination interest was charged at market rates up to the date of satisfaction of the loan.

The loans carried default interest rates in the event of scheduled repayments not being met. On initial recognition, the loans are discounted at a market rate of interest with the credit being classified as a grant within deferred revenue. The deferred grant revenue is released to the consolidated statement of comprehensive income within research and development costs in the period to which the expenditure is recognised.

The deferred revenue element of the government loans is designated within note 16 as deferred revenue and Government grants, the gross contractual repayment of the loans is disclosed in note 20. As a result of the repayment of the loans these were fully amortised during 2020.